SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

MANAGERS TRUST I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Managers Trust I

Managers Small Cap Fund

800 Connecticut Avenue

Norwalk, CT 06854

1-800-835-3879

www.managersinvest.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2009

To Shareholders of the Managers Small Cap Fund:

Beginning at 3:00 P.M. on December 11, 2009, Managers Trust I will hold a special meeting of the shareholders of Managers Small Cap Fund (the “Fund”) at the offices of Managers Investment Group LLC (the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The special meeting and any adjournment thereof (the “Meeting”) will be held to consider the following proposals:

1.	To approve a new subadvisory agreement between the Manager and Frontier Capital Management Co., LLC with respect to the Fund.

2.	To transact such other business as may properly come before the Meeting and any adjournment thereof.

Only those shareholders that owned shares in the Fund at the close of business on October 13, 2009, the record date with respect to the Meeting, can vote at the Meeting or any adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. Shareholders who do not return their proxies may receive a telephone call from our proxy solicitor, Computershare Fund Services, asking you to vote your shares.

By Order of the Board of Trustees,

/s/ Christine C. Carsman
Secretary

Norwalk, Connecticut

October 22, 2009

Managers Trust I

Managers Small Cap Fund

800 Connecticut Avenue

Norwalk, Connecticut 06854

1-800-835-3879

www.managersinvest.com

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2009

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on December 11, 2009.

The proxy statement is available at

http://www.managersinvest.com/mutualfunds/investment/small_cap_fund.html

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Managers Trust I (the “Trust”), for use at a special meeting and any adjournment thereof of the shareholders of the Managers Small Cap Fund (the “Fund”) to be held at the offices of Managers Investment Group LLC (the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut, and commencing on December 11, 2009 at 3:00 P.M., Eastern Time (the “Meeting”).

The Trust is currently comprised of ten mutual funds, but only the Fund is the subject of this proxy statement. The Trust is an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Fund is a series of the Trust. The Manager is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, MA 01965. The Manager serves as investment manager of the Fund and is responsible for the Fund’s overall administration and management. Managers Distributors, Inc., a wholly owned subsidiary of the Manager, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. The enclosed proxy and this proxy statement are being sent to shareholders on or about October 22, 2009.

At an in-person meeting held on September 10-11, 2009, the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), approved the appointment of Frontier Capital Management Co., LLC (“Frontier” or the “Subadvisor”) as the new Subadvisor to the Fund, effective September 14, 2009, and approved a new subadvisory agreement and the submission of the new subadvisory agreement to Fund shareholders for approval. The Trust’s Board of Trustees also accepted the resignation of TimesSquare Capital Management, LLC (“TimesSquare”) as subadvisor to the Fund effective on September 14, 2009. The Board also approved an interim subadvisory agreement with Frontier effective on September 14, 2009, pursuant to which Frontier currently serves as Subadvisor to the Fund, responsible for management of the Fund’s portfolio, pending shareholder approval of the new subadvisory agreement at the Meeting. The terms of the interim and new subadvisory agreements approved by the Board are substantially similar to the previous subadvisory agreement with TimesSquare with respect to the Fund (except as discussed below). Similar to TimesSquare’s management of the Fund’s portfolio, Frontier will manage the Fund’s portfolio using a small cap growth strategy, employing bottom-up research techniques.

If the shareholders of the Fund approve the new subadvisory agreement between the Manager and Frontier (the “Proposal”), Frontier will continue to serve as Subadvisor to the Fund under the terms of the new subadvisory agreement. In addition, upon shareholder approval of the Proposal, it is anticipated that the Fund will be renamed Managers Frontier Small Cap Growth Fund.

Voting Procedures

Approval of the Proposal will require the approval of the majority of the outstanding shares of the Fund. A majority of the outstanding shares means the affirmative vote of the lesser of (1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date (as defined below) are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the vote required to approve the Proposal is not obtained from the Fund, the New Subadvisory Agreement between the Manager and Frontier will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR the Proposal. A shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by (i) sending written notice of revocation to the Secretary of the Trust, (ii) executing and returning a subsequent proxy, (iii) submitting a subsequent telephone vote or (iv) submitting a subsequent internet vote. A shareholder may also revoke his or her proxy card by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not currently aware of any other matters to come before the Meeting.

Holders of record of the shares of the Fund at the close of business on October 13, 2009 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting.

Under the Trust’s Agreement and Declaration of Trust, a proxy with respect to shares held by two or more persons will be valid if executed by or on behalf of any one of them, unless the Trust receives written notice to the contrary from any one of them at or prior to the exercise of the proxy.

A quorum of shareholders must be present or represented by proxy at the Meeting to transact business. For these purposes, a quorum is 10% of the shares of the Fund entitled to vote on the Record Date. If (i) a quorum is not present at the Meeting, (ii) a quorum is present, but sufficient votes to approve the Proposal are not received by the time scheduled for the Meeting, or (iii) the persons named as proxies judge that it is advisable to defer action on the Proposal, then the persons named as proxies may propose one or more adjournments of the Meeting (including adjournments with respect to the Proposal not having received sufficient votes in favor of approval) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting on the proposal of adjournment, whether or not a quorum is present. If the Proposal has received sufficient votes in favor of approval at the time scheduled for the Meeting, it will be considered approved at such time and will not be considered at any such adjourned meeting. The persons named as proxies will vote in favor of such adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournments those proxies required to be voted against the Proposal. Abstentions and “broker non-votes” will not be counted as having been voted for or against any such adjournment. The costs of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile (including with respect to any adjourned meeting) will be paid by the Manager and not the Fund. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally called.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the Proposal because the beneficial owners have not given instructions), if any, will be considered to be shares present at the Meeting, but will not be counted as having been voted on the matter in question. Accordingly, assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the effect of a negative vote.

Shareholders can vote in any of four ways:

(1)	Through the Internet, by going to the website listed on your proxy card;

(2)	By telephone, with a toll-free call to the number listed on your proxy card;

(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the Meeting.

Please see “Additional Information” below for more information regarding solicitation of proxies.

Information About Frontier

Similar to TimesSquare’s management of the Fund’s portfolio, Frontier will manage the Fund’s portfolio using a small cap growth strategy, employing bottom-up research techniques. In addition to utilizing fundamental, bottom-up research techniques, Frontier also incorporates quantitative analysis to help narrow its potential investable universe and includes a top-down component to its investment process.

The following is a description of Frontier, based solely on information provided to the Manager by Frontier.

Frontier, located at 99 Summer Street, Suite 1900, Boston, MA 02110, is an investment management firm that was founded in 1980. As of June 30, 2009, the firm manages $5.2 billion in client assets in small, small/mid, mid and large cap U.S. equity strategies. These strategies are managed under a style that is widely defined as “growth at reasonable prices.” In 1999, Frontier’s product line was broadened to include the small cap value strategy. In 2000, Frontier became an affiliate of Affiliated Managers Group, Inc. (“AMG”). Under this ownership arrangement, AMG, through its wholly owned subsidiary FCMC Holdings LLC, indirectly owns a 70% interest in Frontier, with the remaining ownership interest held broadly among Frontier employees. Frontier’s current management is responsible for the day-to-day management of the firm and maintains full autonomy of the investment process. AMG provides assistance in the areas of legal and compliance, leading edge investment management practices, and distribution channel strategies.

Information about the directors and principal executive officers of Frontier is set forth below. The address of each of them is c/o Frontier Capital Management Co., LLC, 99 Summer Street, Suite 1900, Boston, MA 02110.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Thomas W. Duncan	Chairman, Management Committee Member
Michael A. Cavarretta	President, Management Committee Member
Richard H. Binder	Senior Vice President, Chief Financial Officer, Management Committee Member
William J. Ballou	Chief Counsel, Chief Compliance Officer, Management Committee Member
Stephen M. Knightly	Senior Vice President, Management Committee Member

Frontier does not act as a subadvisor to other funds whose investment objectives are similar to the Fund’s.

PROPOSAL: TO APPROVE THE NEW SUBADVISORY AGREEMENT BETWEEN

THE MANAGER AND FRONTIER WITH RESPECT TO MANAGERS SMALL CAP FUND

Background

At the Meeting, the shareholders of the Fund will consider the approval of a new subadvisory agreement between the Manager and Frontier with respect to the Fund (the “New Subadvisory Agreement”). At a meeting held on September 10-11, 2009, the Board of the Trust approved the appointment of Frontier as the Subadvisor to the Fund. The Board of the Trust also accepted the resignation of TimesSquare as subadvisor to the Fund effective on September 14, 2009. Therefore, effective September 14, 2009, TimesSquare no longer serves as subadvisor to the Fund, and Frontier currently serves as the sole Subadvisor to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. A form of the proposed New Subadvisory Agreement, which is substantially similar (except as described below) to the old subadvisory agreement between TimesSquare and the Fund, is attached as Exhibit A. In addition, upon shareholder approval of the Proposal, it is anticipated that the Fund will be renamed Managers Frontier Small Cap Growth Fund. In accordance with 1940 Act requirements, no unfair burden will be placed on the Fund as a result of the hiring of Frontier.

In addition to the changes described above, at the Trust’s Board of Trustees meeting on September 11, 2009, the Board approved the filing of a registration statement with the Securities and Exchange Commission (the “SEC”) to establish a new share class structure for the Fund (the “Conversion”), which was filed with the SEC on October 2, 2009. Under the Conversion, the Fund will, on or around January 1, 2010 (the “Conversion Date”): (i) establish three new classes of shares called Investor Class, Service Class, and Institutional Class; (ii) transfer existing shareholders of the Fund to either the Institutional Class or Service Class, which will have minimum initial investment amounts of $100,000 and $25,000, respectively, depending on whether the value of shares in a shareholder’s account meets the minimum initial investment amount of the Institutional Class; and (iii) implement a new contractual expense limitation to limit total operating expenses of the Fund, subject to the exclusions described below under “Terms of the New Subadvisory Agreement” (the “Expense Limitation”). The Conversion will not increase the Fund’s investment management fee paid or increase the annual operating expenses that shareholders currently bear, as Institutional Class and Service Class shares are expected to have lower annual operating expenses than the current shares of the Fund. In addition, there will be no change in the overall value of a shareholder’s shares resulting from the Conversion, as shareholders will receive Service or Institutional Class shares with the same net asset value as the shares currently held. You are not being asked to approve the Conversion. The Conversion is not subject to shareholder approval and is expected to occur even if the Proposal is not approved by shareholders.

The Proposal and the Interim Subadvisory Agreement

Frontier currently serves as sole Subadvisor to the Fund on an interim basis. Prior to the Board of the Trust hiring Frontier as Subadvisor to the Fund, under the terms of the former subadvisory agreement between the Manager and TimesSquare (the “Former Subadvisory Agreement”), TimesSquare received a subadvisory fee equal to an annual rate of: 0.85% of the first $50 million of the average net assets; 0.70% of the next $50 million of the average net assets; and 0.65% in excess of $100 million of the average net assets thereafter in the Fund account during the quarter. For the fiscal year ended October 31, 2008, the Manager paid TimesSquare $610,042 for subadvisory services provided to the Fund.

The Board determined that, as a result of hiring Frontier as Subadvisor to the Fund, it would be in Fund shareholders’ best interests to put in place an interim subadvisory agreement with Frontier with respect to the Fund (the “Interim Subadvisory Agreement”) in order to assure continuity in the subadvisory services provided to the Fund. The recommendation to add the Subadvisor to the Fund was made by the Manager in the ordinary course of its on-going evaluation of fund characteristics and exposures, subadvisor performance and investment strategy, and extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire the Subadvisor to the Fund was based on the Manager’s belief that the Subadvisor is a high quality investment advisor with a demonstrated ability to select stocks of companies with above average growth opportunities and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the hiring of the Subadvisor and the adoption of the Interim Subadvisory Agreement, effective as of September 14, 2009, for a term not to exceed 150 days, and, subject to shareholder approval, the adoption of the New Subadvisory Agreement. The terms of the Interim Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former Subadvisory Agreement.

Rule 15a-4 under the 1940 Act, and the Interim Subadvisory Agreement, provide that subadvisory fees due Frontier since the effective date of the Interim Subadvisory Agreement are to be held in an interest-bearing escrow account. If the New Subadvisory Agreement is subsequently approved by shareholders of the Fund, Frontier will continue as Subadvisor to the Fund, and the escrowed funds, including interest, will be paid to Frontier. If the New Subadvisory Agreement is not approved, Frontier will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest or (b) the amount in the escrow account plus interest. In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the New Subadvisory Agreement before February 11, 2010 in order for Frontier to serve as Subadvisor to the Fund on an ongoing basis following that date.

Terms of the New Subadvisory Agreement

Services

Under the New Subadvisory Agreement, if the Proposal is approved by Fund shareholders, Frontier will manage the composition of the assets of the Fund, including the purchase, retention and disposition of assets, in accordance with the Fund’s investment objectives, policies and restrictions. Frontier will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of its ownership of assets, provided that such voting authority is subject to review by the Manager and the Trustees and can be revoked by the Manager at any time upon notice to Frontier. Frontier will have authority and discretion to select brokers or dealers to execute portfolio transactions initiated by Frontier. As Subadvisor to the

Fund, Frontier will be required to provide periodic and special reports as the Board of the Trust may reasonably request with respect to matters relating to the duties of the Subadvisor under the New Subadvisory Agreement.

Compensation

The hiring of Frontier and the New Subadvisory Agreement do not change the compensation paid by the Fund to the Manager. Under an investment management agreement between the Trust and the Manager dated August 1, 2000, (the “Management Agreement”), the Fund pays the Manager a fee equal to 1.00% of the Fund’s average daily net assets, and for the fiscal year ended October 31, 2008, the Fund paid the Manager $764,549 for advisory services provided to the Fund. The New Subadvisory Agreement provides that the Manager will pay Frontier a fee equal to 1.00% of the Fund’s average daily net assets. Because the fees paid to Frontier under the New Subadvisory Agreement are not paid by the Fund but are paid by the Manager out of the management fees the Manager receives from the Fund, there is no change in the management fee paid by the Fund as a result of the hiring of Frontier as Subadvisor to the Fund, and therefore, the hiring of Frontier and the New Subadvisory Agreement will not increase the management fee borne by Fund shareholders. In addition, at a meeting held on September 10-11, 2009, the Board of the Trust approved the termination of the Administration and Shareholder Servicing Agreement between the Manager and the Fund, such termination expected to be effective as of January 1, 2010, whereby the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund for administration, shareholder and shareholder related services provided by the Manager. The Board of the Trust also approved the Expense Limitation, expected to be effective as of January 1, 2010, whereby the Manager has agreed to limit the Fund’s total annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) borne by shareholders of the Fund as of January 1, 2010. It is expected that as a result of these changes, current Fund shareholders will bear lower overall Fund expenses than under the current contractual arrangements.

Comparison with terms of the Former Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions described below. One exception is that the New Subadvisory Agreement adds a provision stating that if either the Manager or Frontier voluntarily waives its fees with respect to the Fund, or if the Manager agrees to pay or reimburse Fund expenses, the other party will waive an equal or pro rata amount of fees or pay or reimburse Fund expenses, as appropriate. In addition, the New Subadvisory Agreement contemplates the Subadvisor advising the entire Fund, whereas the Former Subadvisory Agreement contemplated the Subadvisor managing all or a portion of the Fund, in the Manager’s discretion. Furthermore, the New Subadvisory Agreement requires 60 days’ written notice to and by all parties for termination. The Former Subadvisory Agreement may be terminated by the Manager (upon notice to the Subadvisor and the Trust), the Trust (upon notice to the Subadvisor) or by a majority vote of shareholders of the Fund (upon notice to the Subadvisor) at any time, and the Subadvisor may terminate the agreement upon 30 days’ written notice to the Manager and the Trust. The Former Subadvisory Agreement, dated January 15, 2005, was last considered and approved by the Trustees on June 4-5, 2009.

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that Frontier’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since September 14, 2009 will continue to manage the Fund’s assets.

Frontier manages the Fund using a small cap growth strategy. Frontier’s day-to-day management of the Fund is divided among three primary portfolio managers, who are jointly and primarily responsible for managing the Fund’s portfolio. Thomas W. Duncan, CFA, Chairman and portfolio manager of Frontier, has been with Frontier for over twenty-six years and has managed the Frontier small cap growth product since its inception in 1985. Mr. Duncan plans to retire from his positions at Frontier in 2010. In preparation for Mr. Duncan’s anticipated retirement, James A. Colgan and G. Michael Novak, Jr., each a Vice President and portfolio manager of Frontier, began co-managing the Small Cap Growth product with Mr. Duncan in 2002. Messrs. Colgan and Novak both joined Frontier in 1998 and have worked closely on the Small Cap Growth product for over ten years. They have full discretion over all transactions within the Small Cap Growth portfolios. They are supported by the fundamental research conducted by Frontier’s team of 9 analysts and its entire group of 16 investment professionals.

Board of Trustees Recommendation

At a meeting held on September 10-11, 2009 (the “Trustees Meeting”), the Trustees, including all of the Independent Trustees of the Trust, unanimously voted to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement (collectively referred to as the “Frontier Subadvisory Agreements”), and to present the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Trustees were separately represented by independent counsel in their consideration of the Frontier Subadvisory Agreements. In considering the Frontier Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund and Frontier, including information regarding the nature, extent and quality of services to be provided by Frontier under the Frontier Subadvisory Agreements. The Trustees also took into account performance and fee and expense information regarding Frontier. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the Frontier Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services to be provided by Frontier under the Frontier Subadvisory Agreements, the Trustees evaluated, among other things: (a) the expected services to be rendered by Frontier to the Fund; (b) the qualifications and experience of Frontier’s personnel; and (c) Frontier’s compliance programs. The Trustees also took into account management’s discussion of the financial condition of Frontier with respect to its ability to provide the services required under the Frontier Subadvisory Agreements and noted that, as of June 30, 2009, Frontier managed approximately $5.2 billion in assets. In addition, the Trustees took into account a compliance report with respect to Frontier presented at the Trustees Meeting.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by Frontier in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Frontier’s organizational and management structure and Frontier’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Frontier who would have portfolio management responsibility for the Fund. The Trustees noted that Frontier employs three portfolio managers who will have primary responsibility for managing the Fund’s portfolio, with one portfolio manager serving as Chairman of Frontier and the other two portfolio managers each serving as a Vice President of Frontier. In addition, the Trustees noted that the portfolio management team has a combined tenure of 48 years with Frontier. The Trustees considered that, while one of the Fund’s portfolio managers plans to retire from Frontier in 2010, Frontier had prepared for the pending retirement by placing the Fund’s other two portfolio managers on the Small Cap Growth team in 2002. The Trustees further noted that the Small Cap Growth product utilizes a growth methodology, employing a bottom-up research intensive process, maintaining a long-term orientation with relatively low portfolio turnover and focusing on businesses with the potential to generate above average returns on capital over a business cycle.

Performance

The Trustees reviewed information related to the prior investment performance of Frontier in managing client accounts with similar investment objectives and strategies to those of the Fund. In reviewing this performance, the Trustees noted that, as of June 30, 2009, the performance of the Small Cap Growth product managed by Frontier ranked in the top quartile of its peer universe since inception (1985). The Trustees concluded that this performance record supported the approval of the Frontier Subadvisory Agreements.

Subadvisory Fees and Profitability

In considering the reasonableness of the subadvisory fee payable by the Manager to Frontier, the Trustees considered a presentation by representatives of Frontier regarding Frontier’s organization, management and financial stability, which presentation related generally to the estimated cost to Frontier of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees were also aware that because the Manager is an affiliate of Frontier, such profitability might be directly or indirectly shared by the Manager. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to the Manager, including, among others, the indirect benefits that the Manager may receive from Frontier’s relationship with the Fund, including any so-called “fallout benefits” to the Manager, such as reputational value derived from Frontier serving as Subadvisor to the Fund, which will bear Frontier’s name if the New Subadvisory Agreement were approved.

In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the cost of services to be provided by Frontier and the profitability to Frontier of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the size of the Fund, the Trustees concluded that the effect of any economies of scale being realized by Frontier was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the Frontier Subadvisory Agreements, in addition to those conclusions discussed above: (a) Frontier demonstrated that it possesses the capability and resources to perform the duties required of it under the Frontier Subadvisory Agreements; (b) Frontier’s investment strategy is appropriate for pursuing the Fund’s investment objectives; (c) Frontier is reasonably likely to execute its investment strategy consistently over time; and (d) Frontier maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Frontier Subadvisory Agreements would be in the best interests of the Fund and its shareholders. Accordingly, on September 10-11, 2009, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Frontier Subadvisory Agreements.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE

FUND VOTE FOR APPROVAL OF THE PROPOSAL.

ADDITIONAL INFORMATION

Solicitation of Proxies

Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Manager and not the Fund.

Computershare Fund Services (“CFS”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $8,000, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call CFS toll free at (866) 905-8143. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Financial Information

The Fund’s most recent Annual Report and Semi-Annual Report are available upon request, without charge, by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling 1-800-835-3879, or on the Fund’s website at www.managersinvest.com.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding and entitled to vote at the Meeting and information concerning the shareholders who were known to be the beneficial owners of more than 5% of the outstanding shares of the Fund, each as of the Record Date, is set forth below.

Managers Small Cap Fund

Total Number of Shares Outstanding: 3,227,176.701

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place, Suite 400 Orlando, Florida 32810-5935	1,068,317.084	33.10%
National Financial Services Corp. FBO our Custom Sal Vella 200 Liberty St. New York, New York 10281-1003	622,754.966	19.30%
Wells Fargo Bank NA FBO McCormick 401K 12778932 PO Box 1533 Minneapolis, Minnesota 55480	505,672.555	15.67%

The Trust did not know of any person who, as of the Record Date, beneficially owned more than 5% of the outstanding shares of the Fund.

As of the Record Date, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Since the beginning of fiscal year 2009, no Trustee has purchased or sold securities of the Manager, Frontier or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Manager, Frontier or any of their respective parents or subsidiaries.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

Other Matters to Come Before the Meeting

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment and discretion.

THE TRUSTEES RECOMMEND APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

October 22, 2009

By Order of the Trustees,

/s/ Christine C. Carsman
Secretary

EXHIBIT A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT

AGREEMENT made as of the [11]th day of December, 2009 between MANAGERS INVESTMENT GROUP LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the “Adviser”) and Frontier Capital Management Co., LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 99 Summer Street, Suite 1900, Boston, Massachusetts 02110 (the “Subadvisor”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadvisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, MANAGERS TRUST I, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently intends to offer shares in an additional series, the Managers Frontier Small Cap Growth Fund (the “Small Cap Fund”), such series together with all other series subsequently established by the Trust with respect to which the Subadvisor renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the “Funds” and individually as a “Fund”; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated as of August 1, 2000, between the Trust and the Adviser, as may be amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Funds.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISOR.

(a) Small Cap Fund. The Adviser hereby employs the Subadvisor to provide investment advisory services to the Small Cap Fund for the period and on the terms herein set forth. The Subadvisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the Small Cap Fund with respect to which the Adviser desires to retain the Subadvisor to render investment advisory services hereunder, the Adviser shall so notify the Subadvisor in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadvisor is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2.	DUTIES OF ADVISER AND SUBADVISOR.

(i) Delivery of Documents. The Adviser has furnished the Subadvisor with true copies of each of the following:

(a) The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadvisor and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-44909 and 811-06520) with respect to the Fund as filed with the Securities and Exchange Commission, and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (each such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of each Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadvisor from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadvisor hereunder with respect to the Small Cap Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Subadvisor, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

(a) Investment Program. The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadvisor gives any advice to its clients concerning the shares of a Fund, the Subadvisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of each Fund, the Subadvisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadvisor will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadvisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadvisor with respect to the Fund and/or other accounts over which the Subadvisor exercises investment discretion. The Subadvisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadvisor may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadvisor may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Subadvisor also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Subadvisor, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Subadvisor will advise a Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadvisor shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadvisor giving proper instructions to the custodian, the Subadvisor shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadvisor shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadvisor agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadvisor shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadvisor shall not be liable to the Fund for so acting. In addition, the Subadvisor agrees that it shall not direct portfolio transactions for a Fund through any broker or dealer that is an “affiliated person” of the Subadvisor (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser and in no event shall the Subadvisor direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Subadvisor with a list of brokers and dealers that are “affiliated persons” of the Funds.

(c) Reports. The Subadvisor shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to the duties of the Subadvisor set forth herein.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadvisor as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadvisor an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadvisor will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadvisor

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadvisor and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISOR; INDEMNIFICATION.

Neither the Subadvisor nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadvisor shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadvisor’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadvisor nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadvisor or its Related Persons.

The Adviser shall indemnify the Subadvisor and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadvisor or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadvisor shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadvisor or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadvisor that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadvisor. The Subadvisor represents and warrants to the Adviser that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the Subadvisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadvisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadvisor and when executed and delivered by the Subadvisor will be the legal, valid and binding obligation of the Subadvisor, enforceable against the Subadvisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Small Cap Fund on or about December [11], 2009 (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadvisor in accordance with Paragraph 1(b) hereof that the Subadvisor is willing to serve as Subadvisor with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to the Small Cap Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadvisor, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadvisor shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadvisor to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadvisor to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadvisor to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that Managers Investment Group LLC has reserved the right to grant the nonexclusive use of the name “Managers” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Managers.” The name “Managers” will continue to be used by the Trust so long as such use is mutually agreeable to Managers Investment Group LLC and the Trust. The Subadvisor and the Trust acknowledge that the Trust shall cease using the name “Managers” as a part of the Trust’s name and that the Subadvisor, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “Managers.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, Managers

Investment Group LLC consents to the use of its name in a representative client list in connection with the completion of marketing materials.

11.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854 Facsimile No.: 484-530-3823 Attention: David A. Kurzweil

Subadvisor:	Frontier Capital Management Co., LLC 99 Summer Street, Suite 1900 Boston, MA 02110 Facsimile No.: 617-737-1404 Attention: William J. Ballou

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadvisor have caused this Agreement to be executed as of the date first set forth above.

MANAGERS INVESTMENT GROUP LLC

By:
Name: Title:

FRONTIER CAPITAL MANAGEMENT CO., LLC

By:
Name: Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

MANAGERS TRUST I

By:
Name: Title:

SCHEDULE A

Managers Frontier Small Cap Growth Fund

The Adviser shall pay to the Subadvisor an annual gross investment Subadvisory fee equal to 1.00% per annum of the average daily net assets of the Managers Frontier Small Cap Growth Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadvisor may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadvisor has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadvisor, the Adviser will waive an equal amount (or such lesser amount as the Subadvisor may request) of the advisory fee payable by the Trust to the Adviser with respect to the Managers Frontier Small Cap Growth Fund under the Advisory Agreement.

The Subadvisor agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Managers Frontier Small Cap Growth Fund, if requested by the Adviser, the Subadvisor will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to the Fund, such that the amount waived by the Subadvisor shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadvisor with respect to the Managers Frontier Small Cap Growth Fund hereunder, the Adviser shall pay the Subadvisor all amounts previously waived by the Subadvisor to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadvisor shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadvisor bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

The Subadvisor agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Managers Frontier Small Cap Growth Fund, if requested by the Adviser, the Subadvisor shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadvisor with respect to the Fund hereunder, the Adviser shall pay the Subadvisor all amounts previously paid or reimbursed by the Subadvisor to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

MANAGERS TRUST I

MANAGERS SMALL CAP FUND

SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 11, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

800 Connecticut Avenue

Norwalk, CT 06854

The undersigned hereby appoints David A. Kurzweil and Donald S. Rumery, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designed on the other side, all the shares of Managers Small Cap Fund (the “Fund”), a series of Managers Trust I, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held at the offices of Managers Investment Group LLC (the “Manager”) on December 11, 2009 at 3:00 p.m. or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BE THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature Date

Signature (Joint Owners) Date

MGR_20699_092809

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 11, 2009.

The proxy statement is available at

http://www.managersinvest.com/mutualfunds/investment/small_cap_fund.html

Please detach at perforation before mailing.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

The Board of Trustees recommends a vote FOR the Proposals.

Proposal 1. To approve a new subadvisory agreement between the Manager and Frontier Capital Management Co., LLC with respect to the Fund.

In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Meeting and any adjournment thereof.

FOR AGAINST ABSTAIN

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

MGR_20699_092809

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor